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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-88721 of NetIQ Corporation on Form S-8 of our reports dated July 17, 2000, appearing in the Annual Report on Form 10-K of NetIQ Corporation for the year ended June 30, 2000.

/s/ Deloitte & Touche LLP

San Jose, California
December 18, 2000